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                         COLUMBIA FUNDS SERIES TRUST I
   Supplement to the Prospectuses dated January 1, 2006 (the "Prospectuses")
                       Columbia Strategic Investor Fund
                         Class A, B, C, D and Z Shares

The Prospectuses are hereby supplemented with the following information:

1. The paragraph regarding Emil Gjester under the heading "MANAGING THE FUND; PORTFOLIO MANAGERS" is replaced in its entirety by the following paragraph:

Emil A. Gjester, a vice president of Columbia Advisors, is the lead manager for the Fund and has managed or co-managed the Fund since May, 2002. Mr. Gjester has been associated with Columbia Advisors or its predecessors since 1996.

INT-47/112724-0806                                              August 11, 2006